                                                                    EXHIBIT 10.2


                              eVENTURES GROUP, INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT



         THIS NONQUALIFIED STOCK OPTION AGREEMENT (this "AGREEMENT") is made and entered into by and between eVENTURES GROUP, INC., a Delaware corporation (the "COMPANY"), and JEFFREY A. MARCUS (the "OPTIONEE"), effective April 4, 2000 (the "DATE OF GRANT").

         1. GRANT OF OPTION. The Company hereby grants to the Optionee and the Optionee hereby accepts, subject to the terms and conditions hereof, the right and option to purchase from the Company (the "OPTION") all or any part of an aggregate of 3,910,000 shares of the Company's common stock, par value $0.00002 per share (the "COMMON STOCK"), at a per share purchase price equal to Twenty-Three Dollars and no cents ($23.00) per share (the "EXERCISE PRICE"), as such shares and Exercise Price may be adjusted in accordance with Section 9 below. The Option is not granted pursuant to the Company's 1999 Omnibus Securities Plan. The Option shall not be treated as an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended.

         2. EXPIRATION AND TERMINATION OF THE OPTION. The Option will expire at the end of business on April 4, 2010, ten (10) years from the Date of Grant of the Option (the "EXPIRATION DATE"). In the event of termination of the Optionee's employment with the Company, any Vested Portion (as defined in Section 3 below) of the Option on the date of such termination may be exercised at any time prior to the Expiration Date, and the Option shall terminate as to the shares of Common Stock covered by the remaining, unvested portion of the Option. The Option may not be exercised after its expiration or termination.

         3. VESTING. On each Measurement Date set forth in Column 1 below, the Option shall vest and become exercisable for the corresponding percentage set forth in Column 2 below of the total number of shares of Common Stock set forth in paragraph 1 hereof. The "VESTED PORTION" of the Option as of any particular date shall be the cumulative total of all shares for which the Option has become exercisable on or prior to that date in accordance with the following schedule.

            COLUMN 1                                COLUMN 2
                                           Percentage of Total Option
                                                 Shares Vesting
        Measurement Date                      on Measurement Date
        -------------------------------------------------------------
          July  2, 2000                    Twenty-Five Percent (25%)
        -------------------------------------------------------------
          April 2, 2001                    Twenty-Five Percent (25%)
        -------------------------------------------------------------
          April 2, 2002                    Twenty-Five Percent (25%)
        -------------------------------------------------------------
          April 2, 2003                    Twenty-Five Percent (25%)
        -------------------------------------------------------------


                                                                          PAGE 1
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Notwithstanding the foregoing, in the event the Optionee's employment with the
Company is terminated by the Company without "Cause" (other than for "Disability") or by the Optionee for "Good Reason" (as such terms are defined in the Employment Agreement between the Optionee and the Company), the Option shall become fully and immediately exercisable and the "Vested Portion" of the Option shall mean one hundred percent (100%) of the total number of shares of Common Stock set forth in paragraph 1 hereof.

         4. EXERCISE OF THE OPTION. The Vested Portion of the Option may be exercised, to the extent not previously exercised, in whole or in part, at any time or from time to time prior to the expiration or termination of the Option, except that no Option shall be exercisable except in respect to whole shares, and not less than one hundred (100) shares may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option. Exercise shall be accomplished by providing the Company with written notice in the form of Exhibit "A" attached hereto, which notice shall be irrevocable when delivered and effective upon payment in full of the Exercise Price and any amounts required for withholding taxes, and the satisfaction of all other conditions to exercise imposed under this Agreement.

         5. PAYMENT OF EXERCISE PRICE. Upon any exercise of the Option, the total Exercise Price for the number of shares for which the Option is then being exercised and the amount of any Federal, state and local withholding taxes imposed thereon shall be paid in full to the Company in cash or, if permitted by applicable law and subject to such limitations or conditions as the Administering Body (as defined in Section 8 hereof) may prescribe, (a) with shares of Common Stock that have been owned for at least six months by the Optionee (or by the Optionee and his spouse jointly) having a total fair market value (as determined by the Administering Body ("FAIR MARKET VALUE")) on the date of such exercise equal to the total Exercise Price of such shares and the amount of such withholding, or (b) in a broker-assisted or similar transaction in which the total Exercise Price of such shares and the amount of such withholding is not received by the Company until promptly after exercise, or using a combination of the foregoing forms of consideration.

         6. TRANSFERABILITY OF OPTION. The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Optionee, only by him; provided, however, that the Optionee may transfer the Option as a gift to the Optionee's spouse, children, or grandchildren or a trust or family limited partnership established solely for the benefit of, or of which the partners comprise only, any such spouse, children or grandchildren. The transfer of the Option and any transferred Option shall be subject to the same terms and conditions that were applicable to the Option immediately prior to its transfer. No transfer of the Option shall be effective unless the Company shall have been furnished with written notice of such transfer at least 30 days in advance thereof and a copy of such evidence as the Administering Body may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions hereof. Any attempted transfer, assignment, pledge or other disposition or levy, attachment or similar process with respect to the Option not specifically permitted herein shall be null and void without effect.


                                                                          PAGE 2
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         7. ADMINISTRATION. This Agreement shall be administered and may be definitively interpreted by the Board of Directors of the Company (the "BOARD") or any Stock Plan Committee appointed by the Board (the "ADMINISTERING BODY"). The Optionee agrees that the decisions of such Administering Body concerning administration and interpretation of this Agreement and the Option shall be final, binding and conclusive on all persons. No member of the Board or the Stock Plan Committee, nor any person participating in any determination of any question under this Agreement, shall have any liability, in the absence of gross negligence or willful misconduct, to any party for any action taken or not taken in connection with this Agreement.

         8. ADJUSTMENTS. If (a) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or (b) the value of the outstanding shares of Common Stock is reduced by reason of an extraordinary dividend payable in cash or property, an appropriate and proportionate adjustment shall be made by the Administering Body in the number and kind of shares or other securities subject to the Option and/or the Exercise Price for each share or other unit of any other securities subject to the Option. No fractional interests will be issued under the Option resulting from any such adjustments, but the Administering Body, in its sole discretion, may make a cash payment in lieu of any fractional shares of Common Stock otherwise issuable as a result of such adjustments.

         9. REGISTRATION. The Company shall (i) file a registration statement, at the Company's option, on Form S-1, S-3 or S-8 under the Securities Act of 1933, as amended, which includes a reoffer prospectus, on the date which is the earlier of (a) 90 days after the date it is first eligible to use Form S-3 or S-8 or (b) January 15, 2001; (ii) use its best efforts, where effectiveness is not automatic after the passage of time, to have such registration statement declared effective within 90 days after such registration statement was filed; and (iii) use its best efforts to maintain the effectiveness of such registration statement or a successor registration statement (which includes a reoffer prospectus) during the term of the Option.

         10. NOTICES. Any notice hereunder to the Company shall be addressed to it at 300 Crescent Court, Suite 800, Dallas, Texas 75201, Attention: General Counsel, and any notice hereunder to the Optionee shall be addressed to the Optionee at 6801 Turtle Creek Blvd., Dallas, Texas 75205, subject to the right of either party to designate at any time hereafter in writing some other address.

         11. GOVERNING LAW. The validity, interpretation, construction and performance of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.



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         12. SEVERABILITY. If any of the provisions of this Agreement should be deemed unenforceable, the remaining provisions shall remain in full force and effect.

         13. MODIFICATION. This Agreement may not be modified or amended, nor may any provision hereof be waived, in any way except in writing signed by the parties hereto.

         14. COUNTERPARTS. This Agreement has been executed in two counterparts each of which shall constitute one and the same instrument.


         IN WITNESS WHEREOF, this Agreement has been executed on behalf of the Company by its duly authorized officer, and by the Optionee in acceptance of the above-mentioned Option, subject to the terms and conditions of this Agreement, all as of the day and year first above written.

                            Signature Page Following




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          SIGNATURE PAGE FOR eVENTURES GROUP, INC., NONQUALIFIED STOCK
                                OPTION AGREEMENT


Signature page for eVentures Group, Inc., Nonqualified Stock Option Agreement dated April 4, 2000.


                                    COMPANY:

                                    eVENTURES GROUP, INC.


                                    BY:    /s/ Stuart J. Chasanoff
                                       -----------------------------------------

                                    Name:  Stuart J. Chasanoff
                                    Title: Senior Vice President, Corporate
                                           Development and Legal Affairs






                                    OPTIONEE:




                                    /s/ Jeffrey A. Marcus
                                    ---------------------------------------





                                    Printed Name:       Jeffrey A. Marcus
                                                 -------------------------------







                                                                          PAGE 5
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                                   EXHIBIT "A"

                               NOTICE OF EXERCISE
                                      UNDER
                       NONQUALIFIED STOCK OPTION AGREEMENT

To:   eVentures Group, Inc. (the "COMPANY")

From:
      ------------------------------------

Date:
      ------------------------------------

         Pursuant to the Nonqualified Stock Option Agreement (the "AGREEMENT") (capitalized terms used without definition herein have the meanings given such terms in the Agreement) between the Company and myself effective
______________________, I hereby exercise my Option as follows:

     Number of shares of Common Stock I wish to purchase under the
     Option
                                                                    ------------------
     Exercise Price per share                                       $
                                                                    ------------------
     Total Exercise Price                                           $
                                                                    ------------------
     "Vested Portion" of Option (see definition in Section 3 of the
     Agreement)
                                                                    ------------------
     Number of shares I have previously purchased by exercising the
     Option
                                                                    ------------------
     Expiration Date of the Option
                                                                    ------------------

         I hereby represent, warrant, and covenant to the Company that:

         a. I am acquiring the Common Stock for my own account, for investment, and not for distribution or resale, and I will make no transfer of such Common Stock except in compliance with applicable federal and state securities laws.

         b. I can bear the economic risk of the investment in the Common Stock resulting from this exercise of the Option, including a total loss of my investment.

         c. I am experienced in business and financial matters and am capable of
(i) evaluating the merits and risks of an investment in the Common Stock; (ii) making an informed investment decision regarding exercise of the Option; and
(iii) protecting my interests in connection therewith.

         d. Any subsequent offer for sale or distribution of any of the shares of Common Stock shall be made only pursuant to (i) a registration statement on an appropriate form under the Securities Act of 1933, as amended (the "SECURITIES ACT"), which registration statement has become effective and is current with regard to the shares being offered or sold, or (ii) a specific exemption from the registration requirements of the Securities Act, it being understood that to the extent any such exemption is claimed, I shall, prior to any offer for sale or sale of such shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Administering Body, from counsel for or approved by the Administering Body, as to the applicability of such exemption thereto.

         I acknowledge that I must pay the total Exercise Price in full and make appropriate arrangements for the payment of all federal, state and local tax withholdings due with respect to the Option exercised herein, before the stock certificate evidencing the shares of Common Stock resulting from this exercise of the Option will be issued to me.

         Attached in full payment of the total Exercise Price for the Option exercised herein is ( ) a check made payable to the Company in the amount of $___________________ and/or ( ) a stock certificate for _______ shares of Common Stock that have been owned by me or by me and my spouse jointly for at least six months, with a duly completed stock power attached with a total Fair Market Value on the date hereof equal to the total Exercise Price.

         Also attached in full payment of all withholding tax obligations arising from exercise of the Option is (___) a check made payable to the Company in the amount of such required withholding and/or (____) a stock certificate for ____ shares of Common Stock that have been owned by me or by me and my spouse jointly for at least six months, with a duly completed stock power attached, with a total Fair Market Value on the date hereof equal to the amount of such required withholding.

                            Signature Page Following

            SIGNATURE PAGE FOR "EXHIBIT A", NOTICE OF EXERCISE UNDER
                       NONQUALIFIED STOCK OPTION AGREEMENT

Signature page for "Exhibit A", Notice of Exercise under Nonqualified Stock Option Agreement dated _________________, 2000.


                                        OPTIONEE:


                                        ----------------------------------------

                                        Name:
                                             -----------------------------------





                                        RECEIVED BY THE COMPANY:



                                        ----------------------------------------

                                        Name:
                                             -----------------------------------



                                        Date:
                                             -----------------------------------